UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 30, 2019

Hercules Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 289-3060

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

                                             Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
5.25% Notes due 2025	HCXZ	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 30, 2019, Hercules Capital, Inc., a Maryland corporation, (the “Company”), held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 24, 2019, the record date for the Annual Meeting, 97,208,899 shares of the Company’s common stock were outstanding and entitled to vote. The following matters were submitted at the Annual Meeting, including any adjournments thereof, to the stockholders for consideration to:

1.	Elect two directors who will serve for the terms specified, or until his or her successor is elected and qualified: Joseph F. Hoffman and Doreen Woo Ho for a term expiring 2022.

2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

3.	Ratify the selection of PricewaterhouseCoopers LLP to serve as our independent public accounting firm for the year ending December 31, 2019.

Mr. Hoffman and Ms. Woo Ho were each elected to serve as a director for the term specified above, or until his or her successor is elected and qualified, and proposal 3 was approved by the Company’s stockholders. Proposal 2, which is advisory and non-binding, was not approved by the Company’s stockholders. The detailed voting results of the shares voted with regards to each of these matters are as follows:

1.	Election of Directors

	For	Withhold
Joseph F. Hoffman	25,789,200	13,823,566
Doreen Woo Ho	27,073,663	12,539,103

Continuing directors are as follows: Robert P. Badavas, Joseph F. Hoffman, Thomas J. Fallon, Doreen Woo Ho, Gayle Crowell, Carol L. Foster, Brad Koenig and Jorge Titinger.

2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain
18,117,658	20,062,025	1,433,083

The Company’s named executive officer compensation was not approved on an advisory, non-binding basis.

3.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as our independent public accounting firm.

For	Against	Abstain
83,147,327	1,038,997	762,083

The appointment of PricewaterhouseCoopers was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.
May 30, 2019
	By:	/s/ Melanie Grace
Melanie Grace
General Counsel and Secretary